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                 SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549-1004


                            FORM 8-K


                          CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 15, 1995



                          MOBIL CORPORATION
        (Exact name of registrant as specified in its charter)


       DELAWARE                  1-7555         13-2850309
(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)




                          3225 Gallows Road
                    Fairfax, Virginia 22037-0001
                      Telephone: (703) 846-3000
              (Address of principal executive offices)





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Item 5. Other Events

        The Registrant hereby incorporates by reference herein the information set forth in its two News Releases dated December 15, 1995, copies of which are annexed hereto as exhibits 99-1 and 99-2.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

      (c) Exhibits.
          99-1. Mobil Corporation News Release dated December 15, 1995 announcing that it will adopt the Statement of Financial Accounting Standard (FAS) 121 in the fourth quarter of 1995.

          99-2. Mobil Corporation News Release dated December 15, 1995 announcing that its board of directors has approved an updated Preferred Share Purchase Rights Plan to replace the current plan when it expires April 30, 1996.

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                            SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT         MOBIL CORPORATION


By              /S/GORDON G. GARNEY
NAME AND TITLE  Gordon G. Garney, Senior Assistant Secretary

DATE            December 15, 1995

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                             EXHIBIT INDEX


  EXHIBITS                                 SUBMISSION MEDIA
  --------                                 ----------------


 99-1.  Mobil Corporation,                   Electronic
        News Release dated
        December 15, 1995

 99-2.  Mobil Corporation,                   Electronic
        News Release dated
        December 15, 1995